Exhibit 99.2

Quarterly Financial Supplement
First Quarter 2022
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
1st Quarter 2022

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of RGA, Inc. shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter
(USD millions, except in force & per share data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Net premiums	$3,155	$3,407	$3,094	$3,098	$2,914	$241
Net income (loss)	(63)	156	(22)	344	139	(202)
Adjusted operating income (loss)	32	(38)	(75)	274	(84)	116
Return on equity - annualized	(2.3)%	4.8%	(0.7)%	10.8%	4.2%	(6.5)%
Return on equity - trailing 12 months	3.4%	4.7%	4.5%	6.3%	5.2%	(1.8)%
Adjusted operating return on equity (ex AOCI) - annualized	1.4%	(1.6)%	(3.2)%	11.9%	(3.7)%	5.1%
Adjusted operating return on equity (ex AOCI) - trailing 12 months	2.1%	0.8%	2.1%	5.7%	3.7%	(1.6)%
Total assets	$89,761	$92,175	$91,449	$88,944	$84,810	$4,951
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,645.1	$1,628.4	$1,619.9	$1,619.4	$1,610.2	$34.9
U.S. and Latin America Financial Solutions	5.3	5.3	5.3	5.3	5.3	—
Canada Traditional	484.5	472.6	463.1	468.3	460.1	24.4
Europe, Middle East and Africa Traditional	850.7	861.6	852.8	861.4	830.8	19.9
Asia Pacific Traditional	508.4	497.4	526.0	516.1	521.0	(12.6)
Asia Pacific Financial Solutions	1.1	1.7	1.5	1.2	1.2	(0.1)
Total assumed life reinsurance in force	$3,495.1	$3,467.0	$3,468.6	$3,471.7	$3,428.6	$66.5
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$39.5	$32.4	$33.9	$35.7	$28.5	$11.0
U.S. and Latin America Financial Solutions	—	—	—	—	—	—
Canada Traditional	12.7	14.6	11.5	8.5	14.2	(1.5)
Europe, Middle East and Africa Traditional	50.5	51.0	32.0	87.8	27.6	22.9
Asia Pacific Traditional	16.6	8.6	7.1	10.9	7.6	9.0
Asia Pacific Financial Solutions	0.1	0.1	—	0.1	—	0.1
Total assumed new business production	$119.4	$106.7	$84.5	$143.0	$77.9	$41.5
Per Share and Shares Data
Basic earnings per share
Net income (loss)	$(0.93)	$2.32	$(0.32)	$5.06	$2.04	$(2.97)
Adjusted operating income (loss)	$0.48	$(0.56)	$(1.11)	$4.04	$(1.24)	$1.72
Diluted earnings per share (1)
Net income (loss) (1)	$(0.93)	$2.30	$(0.32)	$5.02	$2.03	$(2.96)
Adjusted operating income (loss) (1)	$0.47	$(0.56)	$(1.11)	$4.00	$(1.24)	$1.71
Wgt. average common shares outstanding
Basic	67,104	67,380	67,916	67,990	67,975	(871)
Diluted	67,649	67,930	68,417	68,533	68,427	(778)
Common shares issued	85,311	85,311	85,311	85,311	85,311	—
Treasury shares	18,323	18,140	17,711	17,314	17,326	997
Common shares outstanding	66,988	67,171	67,600	67,997	67,985	(997)
Book value per share	$137.08	$193.75	$190.60	$197.72	$177.83	$(40.75)
Per share effect of AOCI	$(0.81)	$54.22	$53.00	$59.43	$44.16	$(44.97)
Book value per share, excluding AOCI	$137.89	$139.53	$137.60	$138.29	$133.67	$4.22
Stockholders’ dividends paid	49	49	50	47	48	1
(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$3,155	$3,407	$3,094	$3,098	$2,914	$241
Net investment income	810	771	796	759	812	(2)
Investment related gains (losses), net	(126)	88	58	112	302	(428)
Other revenue	91	93	95	168	91	—
Total revenues	3,930	4,359	4,043	4,137	4,119	(189)
Benefits and expenses:
Claims and other policy benefits	3,225	3,482	3,289	2,813	3,192	33
Interest credited	141	159	177	218	146	(5)
Policy acquisition costs and other insurance expenses	355	406	338	339	333	22
Other operating expenses	226	253	229	240	214	12
Interest expense	42	(2)	41	43	45	(3)
Collateral finance and securitization expense	1	4	3	2	3	(2)
Total benefits and expenses	3,990	4,302	4,077	3,655	3,933	57
Income (loss) before income taxes	(60)	57	(34)	482	186	(246)
Provision for income taxes	3	(99)	(12)	138	47	(44)
Net income (loss)	$(63)	$156	$(22)	$344	$139	$(202)
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$(60)	$57	$(34)	$482	$186	$(246)
Investment and derivative (gains) losses (1)	119	(31)	(66)	(104)	(228)	347
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	33	(20)	(21)	(16)	(50)	83
GMXB embedded derivatives (1)	(14)	(29)	37	17	(18)	4
Funds withheld (gains) losses - investment income	8	(1)	(2)	(1)	(1)	9
EIA embedded derivatives - interest credited	(17)	(9)	(3)	(3)	(30)	13
DAC offset, net	(10)	26	2	(2)	12	(22)
Investment (income) loss on unit-linked variable annuities	9	(5)	2	(2)	1	8
Interest credited on unit-linked variable annuities	(9)	5	(2)	2	(1)	(8)
Interest expense on uncertain tax positions	—	(34)	2	3	3	(3)
Non-investment derivatives and other	—	5	(4)	(15)	11	(11)
Adjusted operating income (loss) before income taxes	$59	$(36)	$(89)	$361	$(115)	$174

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
After-tax adjusted operating income reconciliation:
Net income (loss)	$(63)	$156	$(22)	$344	$139	$(202)
Investment and derivative (gains) losses (1)	94	(25)	(52)	(82)	(179)	273
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	26	(16)	(17)	(12)	(40)	66
GMXB embedded derivatives (1)	(11)	(22)	29	13	(14)	3
Funds withheld (gains) losses - investment income	6	(1)	(1)	(1)	(1)	7
EIA embedded derivatives - interest credited	(13)	(8)	(2)	(2)	(24)	11
DAC offset, net	(8)	21	1	(1)	9	(17)
Investment (income) loss on unit-linked variable annuities	7	(4)	2	(2)	1	6
Interest credited on unit-linked variable annuities	(7)	4	(2)	2	(1)	(6)
Interest expense on uncertain tax positions	—	(27)	1	3	2	(2)
Non-investment derivatives and other	—	4	(3)	(12)	9	(9)
Uncertain tax positions and other tax related items	1	(120)	(9)	24	15	(14)
Adjusted operating income (loss)	$32	$(38)	$(75)	$274	$(84)	$116

Diluted earnings per share - adjusted operating income (loss) (2)	$0.47	$(0.56)	$(1.11)	$4.00	$(1.24)	$1.71

Foreign currency effect on (3):
Net premiums	$(47)	$(3)	$51	$124	$78	$(125)
Adjusted operating income (loss) before income taxes	$(1)	$—	$(7)	$10	$1	$(2)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Assets
Fixed maturity securities, available-for-sale	$57,922	$60,749	$59,289	$58,287	$56,426
Equity securities	139	151	160	147	135
Mortgage loans on real estate	6,535	6,283	6,366	6,481	6,001
Policy loans	1,221	1,234	1,234	1,254	1,253
Funds withheld at interest	6,737	6,954	7,034	7,049	5,459
Short-term investments	315	87	82	184	157
Other invested assets	3,033	3,070	3,404	2,924	2,983
Total investments	75,902	78,528	77,569	76,326	72,414
Cash and cash equivalents	2,709	2,948	3,027	3,254	3,122
Accrued investment income	578	533	574	525	546
Premiums receivable and other reinsurance balances	2,883	2,888	3,013	3,102	2,907
Reinsurance ceded receivables	2,595	2,580	2,585	1,093	1,089
Deferred policy acquisition costs	3,797	3,690	3,687	3,622	3,617
Other assets	1,297	1,008	994	1,022	1,115
Total assets	$89,761	$92,175	$91,449	$88,944	$84,810

Liabilities and equity
Future policy benefits	$35,946	$35,782	$35,666	$33,761	$33,675
Interest-sensitive contract liabilities	28,083	26,377	26,017	26,161	23,142
Other policy claims and benefits	7,079	6,993	7,117	6,795	7,077
Other reinsurance balances	582	613	543	531	560
Deferred income taxes	1,843	2,886	2,407	2,699	2,417
Other liabilities	3,123	2,663	3,327	2,057	1,930
Long-term debt	3,667	3,667	3,173	3,173	3,573
Collateral finance and securitization notes	166	180	314	323	346
Total liabilities	80,489	79,161	78,564	75,500	72,720

Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,465	2,461	2,447	2,430	2,411
Retained earnings	8,446	8,563	8,458	8,531	8,235
Treasury stock	(1,675)	(1,653)	(1,604)	(1,559)	(1,559)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	4	(9)	(50)	(20)	(39)
Unrealized appreciation of securities, net of income taxes	(9)	3,701	3,704	4,133	3,113
Pension and postretirement benefits, net of income taxes	(50)	(50)	(71)	(72)	(72)
Total RGA, Inc. stockholders’ equity	9,182	13,014	12,885	13,444	12,090
Noncontrolling interest	90	—	—	—	—
Total equity	9,272	13,014	12,885	13,444	12,090
Total liabilities and equity	$89,761	$92,175	$91,449	$88,944	$84,810
Total RGA, Inc. stockholders’ equity, excluding AOCI	$9,237	$9,372	$9,302	$9,403	$9,088

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$1,541	$1,697	$1,550	$1,578	$1,419	$122
Net investment income	304	245	245	233	207	97
Investment related gains (losses), net	15	4	(5)	1	6	9
Other revenue	7	4	5	4	5	2
Total revenues	1,867	1,950	1,795	1,816	1,637	230

Benefits and expenses:
Claims and other policy benefits	1,765	1,892	1,670	1,418	1,740	25
Interest credited	17	18	17	18	17	—
Policy acquisition costs and other insurance expenses	208	209	195	206	182	26
Other operating expenses	43	42	39	39	36	7
Total benefits and expenses	2,033	2,161	1,921	1,681	1,975	58

Income (loss) before income taxes	$(166)	$(211)	$(126)	$135	$(338)	$172

Loss and expense ratios:
Claims and other policy benefits	114.5%	111.5%	107.7%	89.9%	122.6%	(8.1)%
Policy acquisition costs and other insurance expenses	13.5%	12.3%	12.6%	13.1%	12.8%	0.7%
Other operating expenses	2.8%	2.5%	2.5%	2.5%	2.5%	0.3%

Foreign currency effect on (1):
Net premiums	$—	$—	$2	$2	$(1)	$1
Income (loss) before income taxes	$—	$1	$(1)	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Qtr vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$1,541	$1,697	$1,550	$1,578	$1,419	$122
Net investment income	304	245	245	233	207	97
Other revenue	7	4	5	4	5	2
Total revenues	1,852	1,946	1,800	1,815	1,631	221

Benefits and expenses:
Claims and other policy benefits	1,765	1,892	1,670	1,418	1,740	25
Interest credited	17	18	17	18	17	—
Policy acquisition costs and other insurance expenses	208	209	195	206	182	26
Other operating expenses	43	42	39	39	36	7
Total benefits and expenses	2,033	2,161	1,921	1,681	1,975	58

Adjusted operating income (loss) before income taxes	$(181)	$(215)	$(121)	$134	$(344)	$163

Loss and expense ratios:
Claims and other policy benefits	114.5%	111.5%	107.7%	89.9%	122.6%	(8.1)%
Policy acquisition costs and other insurance expenses	13.5%	12.3%	12.6%	13.1%	12.8%	0.7%
Other operating expenses	2.8%	2.5%	2.5%	2.5%	2.5%	0.3%

Foreign currency effect on (1):
Net premiums	$—	$—	$2	$2	$(1)	$1
Adjusted operating income (loss) before income taxes	$—	$1	$(1)	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$15	$13	$14	$15	$13	$2
Net investment income	262	264	290	276	257	5
Investment related gains (losses), net	(80)	36	12	30	(6)	(74)
Other revenue	27	26	31	85	26	1
Total revenues	224	339	347	406	290	(66)

Benefits and expenses:
Claims and other policy benefits	48	37	48	21	60	(12)
Interest credited	107	120	149	182	114	(7)
Policy acquisition costs and other insurance expenses	40	79	34	32	47	(7)
Other operating expenses	9	10	10	8	9	—
Total benefits and expenses	204	246	241	243	230	(26)

Income before income taxes	$20	$93	$106	$163	$60	$(40)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$15	$13	$14	$15	$13	$2
Net investment income	264	264	290	274	258	6
Other revenue	27	25	31	85	26	1
Total revenues	306	302	335	374	297	9

Benefits and expenses:
Claims and other policy benefits	48	37	48	21	60	(12)
Interest credited	124	129	152	185	144	(20)
Policy acquisition costs and other insurance expenses	50	53	32	34	35	15
Other operating expenses	9	10	10	8	9	—
Total benefits and expenses	231	229	242	248	248	(17)

Adjusted operating income before income taxes	$75	$73	$93	$126	$49	$26

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Annuity account values:
Fixed annuities (deferred)	$11,693	$11,858	$11,997	$13,687	$10,659

Net interest spread (fixed annuities)	2.0%	1.4%	1.7%	1.2%	1.3%

Equity-indexed annuities	$3,114	$3,213	$3,293	$3,343	$3,391

Variable annuities account values
No riders	$786	$844	$827	$834	$823
GMDB only	891	960	968	949	901
GMIB only	23	25	25	25	24
GMAB only	3	3	3	4	4
GMWB only	1,035	1,130	1,110	1,145	1,116
GMDB / WB	240	264	261	271	265
Other	18	19	19	19	18
Total variable annuities account values	$2,996	$3,245	$3,213	$3,247	$3,151

Fair value of liabilities associated with living benefit riders	$148	$162	$191	$154	$136

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$656	$656	$827	$973	$973

Bank-owned life insurance (BOLI)	$2,499	$2,492	$2,480	$2,471	$2,463

Other asset-intensive business	$114	$115	$117	$119	$123

Future policy benefits associated with:

Payout annuities	$4,218	$4,274	$4,329	$4,393	$4,477

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net investment income	$1	$—	$1	$—	$1	$—
Other revenue	27	28	26	27	27	—
Total revenues	28	28	27	27	28	—

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	—	2	—	2	(1)
Other operating expenses	3	3	3	4	3	—
Total benefits and expenses	4	3	5	4	5	(1)

Income before income taxes	$24	$25	$22	$23	$23	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net investment income	$1	$—	$1	$—	$1	$—
Other revenue	27	28	26	27	27	—
Total revenues	28	28	27	27	28	—

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	—	2	—	2	(1)
Other operating expenses	3	3	3	4	3	—
Total benefits and expenses	4	3	5	4	5	(1)

Adjusted operating income before income taxes	$24	$25	$22	$23	$23	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$304	$324	$289	$301	$280	$24
Net investment income	55	60	65	63	60	(5)
Investment related gains, net	1	—	1	—	2	(1)
Other revenue	2	1	(1)	2	1	1
Total revenues	362	385	354	366	343	19

Benefits and expenses:
Claims and other policy benefits	300	298	255	277	266	34
Policy acquisition costs and other insurance expenses	46	50	46	46	45	1
Other operating expenses	10	9	9	11	8	2
Total benefits and expenses	356	357	310	334	319	37

Income before income taxes	$6	$28	$44	$32	$24	$(18)

Loss and expense ratios:
Claims and other policy benefits	98.7%	92.0%	88.2%	92.0%	95.0%	3.7%
Policy acquisition costs and other insurance expenses	15.1%	15.4%	15.9%	15.3%	16.1%	(1.0)%
Other operating expenses	3.3%	2.8%	3.1%	3.7%	2.9%	0.4%

Foreign currency effect on (1):
Net premiums	$—	$10	$16	$34	$16	$(16)
Income before income taxes	$—	$—	$3	$3	$—	$—

Creditor reinsurance net premiums	$18	$19	$19	$19	$17	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$304	$324	$289	$301	$280	$24
Net investment income	55	59	65	64	59	(4)
Investment related gains, net	—	2	1	1	2	(2)
Other revenue	2	1	(1)	2	1	1
Total revenues	361	386	354	368	342	19

Benefits and expenses:
Claims and other policy benefits	300	298	255	277	266	34
Policy acquisition costs and other insurance expenses	46	50	46	46	45	1
Other operating expenses	10	9	9	11	8	2
Total benefits and expenses	356	357	310	334	319	37

Adjusted operating income before income taxes	$5	$29	$44	$34	$23	$(18)

Loss and expense ratios:
Claims and other policy benefits	98.7%	92.0%	88.2%	92.0%	95.0%	3.7%
Policy acquisition costs and other insurance expenses	15.1%	15.4%	15.9%	15.3%	16.1%	(1.0)%
Other operating expenses	3.3%	2.8%	3.1%	3.7%	2.9%	0.4%

Foreign currency effect on (1):
Net premiums	$—	$10	$16	$34	$16	$(16)
Adjusted operating income before income taxes	$—	$—	$3	$3	$—	$—

Creditor reinsurance net premiums	$18	$19	$19	$19	$17	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$23	$22	$22	$23	$23	$—
Net investment income	1	—	—	—	—	1
Other revenue	1	2	3	3	3	(2)
Total revenues	25	24	25	26	26	(1)

Benefits and expenses:
Claims and other policy benefits	11	17	23	21	18	(7)
Policy acquisition costs and other insurance expenses	1	1	1	1	—	1
Other operating expenses	—	1	1	—	2	(2)
Total benefits and expenses	12	19	25	22	20	(8)

Income before income taxes	$13	$5	$—	$4	$6	$7

Foreign currency effect on (2):
Net premiums	$—	$1	$1	$3	$1	$(1)
Income before income taxes	$—	$1	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$23	$22	$22	$23	$23	$—
Net investment income	1	—	—	—	—	1
Other revenue	1	2	3	3	3	(2)
Total revenues	25	24	25	26	26	(1)

Benefits and expenses:
Claims and other policy benefits	11	17	23	21	18	(7)
Policy acquisition costs and other insurance expenses	1	1	1	1	—	1
Other operating expenses	—	1	1	—	2	(2)
Total benefits and expenses	12	19	25	22	20	(8)

Adjusted operating income before income taxes	$13	$5	$—	$4	$6	$7

Foreign currency effect on (2):
Net premiums	$—	$1	$1	$3	$1	$(1)
Adjusted operating income before income taxes	$—	$—	$—	$1	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$451	$435	$432	$433	$438	$13
Net investment income	22	22	22	24	20	2
Other revenue	3	—	—	2	(1)	4
Total revenues	476	457	454	459	457	19

Benefits and expenses:
Claims and other policy benefits	427	464	482	414	469	(42)
Policy acquisition costs and other insurance expenses	25	34	35	27	29	(4)
Other operating expenses	30	27	28	30	27	3
Total benefits and expenses	482	525	545	471	525	(43)

Loss before income taxes	$(6)	$(68)	$(91)	$(12)	$(68)	$62

Loss and expense ratios:
Claims and other policy benefits	94.7%	106.7%	111.6%	95.6%	107.1%	(12.4)%
Policy acquisition costs and other insurance expenses	5.5%	7.8%	8.1%	6.2%	6.6%	(1.1)%
Other operating expenses	6.7%	6.2%	6.5%	6.9%	6.2%	0.5%

Foreign currency effect on (1):
Net premiums	$(16)	$—	$22	$47	$26	$(42)
Loss before income taxes	$1	$—	$(14)	$(4)	$(5)	$6

Critical illness net premiums	$39	$42	$46	$44	$42	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$451	$435	$432	$433	$438	$13
Net investment income	22	22	22	24	20	2
Other revenue	3	—	—	2	(1)	4
Total revenues	476	457	454	459	457	19

Benefits and expenses:
Claims and other policy benefits	427	464	482	414	469	(42)
Policy acquisition costs and other insurance expenses	25	34	35	27	29	(4)
Other operating expenses	30	27	28	30	27	3
Total benefits and expenses	482	525	545	471	525	(43)

Adjusted operating loss before income taxes	$(6)	$(68)	$(91)	$(12)	$(68)	$62

Loss and expense ratios:
Claims and other policy benefits	94.7%	106.7%	111.6%	95.6%	107.1%	(12.4)%
Policy acquisition costs and other insurance expenses	5.5%	7.8%	8.1%	6.2%	6.6%	(1.1)%
Other operating expenses	6.7%	6.2%	6.5%	6.9%	6.2%	0.5%

Foreign currency effect on (1):
Net premiums	$(16)	$—	$22	$47	$26	$(42)
Adjusted operating Loss before income taxes	$1	$—	$(14)	$(4)	$(5)	$6

Critical illness net premiums	$39	$42	$46	$44	$42	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$128	$91	$96	$84	$79	$49
Net investment income	35	56	51	50	48	(13)
Investment related gains, net	16	8	23	2	16	—
Other revenue	3	2	4	3	3	—
Total revenues	182	157	174	139	146	36

Benefits and expenses:
Claims and other policy benefits	91	60	77	42	75	16
Interest credited	(9)	5	(2)	2	(1)	(8)
Policy acquisition costs and other insurance expenses	1	5	2	1	2	(1)
Other operating expenses	14	12	12	11	10	4
Total benefits and expenses	97	82	89	56	86	11

Income before income taxes	$85	$75	$85	$83	$60	$25

Foreign currency effect on (2):
Net premiums	$(5)	$1	$5	$9	$6	$(11)
Income before income taxes	$(3)	$1	$5	$10	$5	$(8)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$128	$91	$96	$84	$79	$49
Net investment income	50	51	51	48	48	2
Investment related gains (losses), net	4	3	2	2	(1)	5
Other revenue	3	2	4	3	3	—
Total revenues	185	147	153	137	129	56

Benefits and expenses:
Claims and other policy benefits	91	60	77	42	75	16
Interest credited	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	1	5	2	1	2	(1)
Other operating expenses	14	12	12	11	10	4
Total benefits and expenses	106	77	91	54	87	19

Adjusted operating income before income taxes	$79	$70	$62	$83	$42	$37

Foreign currency effect on (2):
Net premiums	$(5)	$1	$5	$9	$6	$(11)
Adjusted operating income before income taxes	$(3)	$1	$4	$9	$4	$(7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$650	$773	$626	$616	$609	$41
Net investment income	33	36	33	34	33	—
Investment related gains, net	—	—	—	—	(1)	1
Other revenue	5	6	4	3	6	(1)
Total revenues	688	815	663	653	647	41

Benefits and expenses:
Claims and other policy benefits	542	667	682	578	518	24
Policy acquisition costs and other insurance expenses	47	44	31	41	43	4
Other operating expenses	48	47	46	46	45	3
Total benefits and expenses	637	758	759	665	606	31

Income (loss) before income taxes	$51	$57	$(96)	$(12)	$41	$10

Loss and expense ratios:
Claims and other policy benefits	83.4%	86.3%	108.9%	93.8%	85.1%	(1.7)%
Policy acquisition costs and other insurance expenses	7.2%	5.7%	5.0%	6.7%	7.1%	0.1%
Other operating expenses	7.4%	6.1%	7.3%	7.5%	7.4%	—%

Foreign currency effect on (1):
Net premiums	$(23)	$(13)	$6	$30	$29	$(52)
Income (loss) before income taxes	$2	$(2)	$—	$(1)	$1	$1

Critical illness net premiums	$295	$424	$306	$282	$269	$26

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$650	$773	$626	$616	$609	$41
Net investment income	33	36	33	34	33	—
Investment related gains, net	—	—	—	—	(1)	1
Other revenue	5	6	4	3	6	(1)
Total revenues	688	815	663	653	647	41

Benefits and expenses:
Claims and other policy benefits	542	667	682	578	518	24
Policy acquisition costs and other insurance expenses	47	44	31	41	43	4
Other operating expenses	48	47	46	46	45	3
Total benefits and expenses	637	758	759	665	606	31

Adjusted operating income (loss) before income taxes	$51	$57	$(96)	$(12)	$41	$10

Loss and expense ratios:
Claims and other policy benefits	83.4%	86.3%	108.9%	93.8%	85.1%	(1.7)%
Policy acquisition costs and other insurance expenses	7.2%	5.7%	5.0%	6.7%	7.1%	0.1%
Other operating expenses	7.4%	6.1%	7.3%	7.5%	7.4%	—%

Foreign currency effect on (1):
Net premiums	$(23)	$(13)	$6	$30	$29	$(52)
Adjusted operating income (loss) before income taxes	$1	$(2)	$—	$(1)	$1	$—

Critical illness net premiums	$295	$424	$306	$282	$269	$26

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$43	$52	$65	$48	$53	$(10)
Net investment income	44	42	37	31	28	16
Investment related gains (losses), net	(81)	7	(15)	15	12	(93)
Other revenue	15	13	8	10	11	4
Total revenues	21	114	95	104	104	(83)

Benefits and expenses:
Claims and other policy benefits	41	47	52	42	46	(5)
Interest credited	20	15	12	15	15	5
Policy acquisition costs and other insurance expenses	12	15	19	11	11	1
Other operating expenses	4	4	6	5	4	—
Total benefits and expenses	77	81	89	73	76	1

Income (loss) before income taxes	$(56)	$33	$6	$31	$28	$(84)

Foreign currency effect on (2):
Net premiums	$(3)	$(2)	$(1)	$(1)	$1	$(4)
Income (loss) before income taxes	$6	$(2)	$—	$—	$1	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net premiums	$43	$52	$65	$48	$53	$(10)
Net investment income	44	42	37	31	28	16
Investment related gains, net	4	3	4	4	3	1
Other revenue	7	13	8	10	11	(4)
Total revenues	98	110	114	93	95	3

Benefits and expenses:
Claims and other policy benefits	41	47	52	42	46	(5)
Interest credited	20	15	12	15	15	5
Policy acquisition costs and other insurance expenses	12	15	19	11	11	1
Other operating expenses	4	4	6	5	4	—
Total benefits and expenses	77	81	89	73	76	1

Adjusted operating income before income taxes	$21	$29	$25	$20	$19	$2

Foreign currency effect on (2):
Net premiums	$(3)	$(2)	$(1)	$(1)	$1	$(4)
Adjusted operating income before income taxes	$(1)	$(2)	$—	$—	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net investment income	$53	$46	$52	$48	$158	$(105)
Investment related gains, net	3	33	42	64	273	(270)
Other revenue	1	11	15	29	10	(9)
Total revenues	57	90	109	141	441	(384)

Benefits and expenses:
Claims and other policy benefits	—	—	—	—	—	—
Interest credited	6	1	1	1	1	5
Policy acquisition costs and other insurance income	(26)	(31)	(27)	(26)	(28)	2
Other operating expenses	65	98	75	86	70	(5)
Interest expense	42	(2)	41	43	45	(3)
Collateral finance and securitization expense	1	4	3	2	3	(2)
Total benefits and expenses	88	70	93	106	91	(3)

Income (loss) before income taxes	$(31)	$20	$16	$35	$350	$(381)

Foreign currency effect on (1):
Income (loss) before income taxes	$—	$1	$2	$6	$2	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Revenues:
Net investment income	$53	$46	$52	$48	$158	$(105)
Investment related gains, net	4	—	1	2	3	1
Other revenue	9	17	11	14	21	(12)
Total revenues	66	63	64	64	182	(116)

Benefits and expenses:
Claims and other policy benefits	—	—	—	—	—	—
Interest credited	6	1	1	1	1	5
Policy acquisition costs and other insurance income	(26)	(31)	(27)	(26)	(28)	2
Other operating expenses	65	98	75	86	70	(5)
Interest expense	42	32	39	40	42	—
Collateral finance and securitization expense	1	4	3	2	3	(2)
Total benefits and expenses	88	104	91	103	88	—

Adjusted operating income (loss) before income taxes	$(22)	$(41)	$(27)	$(39)	$94	$(116)

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$1	$2	$1	$2	$1	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
U.S. and Latin America:
Traditional	$(166)	$(211)	$(126)	$135	$(338)	$172
Financial Solutions:
Asset Intensive	20	93	106	163	60	(40)
Capital Solutions	24	25	22	23	23	1
Total U.S. and Latin America	(122)	(93)	2	321	(255)	133
Canada:
Traditional	6	28	44	32	24	(18)
Financial Solutions	13	5	—	4	6	7
Total Canada	19	33	44	36	30	(11)
Europe, Middle East and Africa:
Traditional	(6)	(68)	(91)	(12)	(68)	62
Financial Solutions	85	75	85	83	60	25
Total Europe, Middle East and Africa	79	7	(6)	71	(8)	87
Asia Pacific:
Traditional	51	57	(96)	(12)	41	10
Financial Solutions	(56)	33	6	31	28	(84)
Total Asia Pacific	(5)	90	(90)	19	69	(74)
Corporate and Other	(31)	20	16	35	350	(381)
Consolidated income (loss) before income taxes	$(60)	$57	$(34)	$482	$186	$(246)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
U.S. and Latin America:
Traditional	$(181)	$(215)	$(121)	$134	$(344)	$163
Financial Solutions:
Asset Intensive	75	73	93	126	49	26
Capital Solutions	24	25	22	23	23	1
Total U.S. and Latin America	(82)	(117)	(6)	283	(272)	190
Canada:
Traditional	5	29	44	34	23	(18)
Financial Solutions	13	5	—	4	6	7
Total Canada	18	34	44	38	29	(11)
Europe, Middle East and Africa:
Traditional	(6)	(68)	(91)	(12)	(68)	62
Financial Solutions	79	70	62	83	42	37
Total Europe, Middle East and Africa	73	2	(29)	71	(26)	99
Asia Pacific:
Traditional	51	57	(96)	(12)	41	10
Financial Solutions	21	29	25	20	19	2
Total Asia Pacific	72	86	(71)	8	60	12
Corporate and Other	(22)	(41)	(27)	(39)	94	(116)
Consolidated adjusted operating income (loss) before income taxes	$59	$(36)	$(89)	$361	$(115)	$174

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Fixed maturity securities, available-for-sale (1)	$57,922	$60,749	$59,289	$58,287	$56,426
Equity securities	139	151	160	147	135
Mortgage loans on real estate	6,535	6,283	6,366	6,481	6,001
Policy loans	1,221	1,234	1,234	1,254	1,253
Funds withheld at interest	6,737	6,954	7,034	7,049	5,459
Short-term investments	315	87	82	184	157
Other invested assets	3,033	3,070	3,404	2,924	2,983
Cash and cash equivalents	2,709	2,948	3,027	3,254	3,122
Total cash and invested assets	$78,611	$81,476	$80,596	$79,580	$75,536

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Average invested assets at amortized cost (1)	$35,271	$34,325	$33,361	$33,587	$33,367	$1,904
Net investment income (1)	$457	$397	$405	$383	$463	$(6)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	5.29%	4.70%	4.95%	4.64%	5.67%	(38) bps
Variable investment income ("VII") (included in net investment income) (1)	$141	$91	$102	$78	$162	$(21)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	3.80%	3.78%	3.85%	3.84%	3.79%	1 bp

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	March 31, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$36,813	$33	$954	$1,354	$36,380	62.8%
Canadian government	3,381	—	1,038	12	4,407	7.6%
RMBS	983	—	11	28	966	1.7%
ABS	3,915	5	5	169	3,746	6.5%
CMBS	1,829	1	6	48	1,786	3.1%
U.S. government	1,587	—	7	69	1,525	2.6%
State and political subdivisions	1,206	—	50	47	1,209	2.1%
Other foreign government	8,135	3	110	339	7,903	13.6%
Total fixed maturity securities	$57,849	$42	$2,181	$2,066	$57,922	100.0%

	December 31, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$35,239	$26	$3,084	$194	$38,103	62.8%
Canadian government	3,339	—	1,606	1	4,944	8.1%
RMBS	1,020	—	37	7	1,050	1.7%
ABS	4,024	—	22	41	4,005	6.6%
CMBS	1,790	1	66	6	1,849	3.0%
U.S. government	2,082	—	31	8	2,105	3.5%
State and political subdivisions	1,191	—	137	5	1,323	2.2%
Other foreign government	7,188	4	273	87	7,370	12.1%
Total fixed maturity securities	$55,873	$31	$5,256	$349	$60,749	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	March 31, 2022				December 31, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,132	$6,063	16.7%	A-	$5,792	$6,163	16.2%	A-
Brokerage/asset managers/exchanges	1,169	1,136	3.1%	A-	1,073	1,145	3.0%	A-
Finance companies	384	360	1.0%	BBB	306	316	0.8%	BBB+
Insurance	4,198	4,184	11.5%	A-	3,987	4,383	11.5%	A-
REITs	1,041	988	2.7%	BBB+	987	1,022	2.7%	BBB+
Other finance	915	868	2.4%	A-	956	1,016	2.7%	A-
Total financial institutions	$13,839	$13,599	37.4%		$13,101	$14,045	36.9%
Industrials
Basic	$2,017	$2,056	5.7%	BBB	$1,972	$2,210	5.8%	BBB
Capital goods	1,587	1,590	4.4%	BBB	1,542	1,649	4.3%	BBB
Communications	2,432	2,435	6.7%	BBB	2,330	2,592	6.8%	BBB
Consumer cyclical	1,776	1,736	4.8%	BBB+	1,758	1,885	4.9%	BBB+
Consumer noncyclical	4,100	4,062	11.1%	BBB+	3,952	4,315	11.3%	BBB+
Energy	2,064	2,062	5.6%	BBB+	1,967	2,159	5.7%	BBB+
Technology	1,488	1,445	4.0%	BBB+	1,436	1,486	3.9%	BBB+
Transportation	2,093	2,060	5.6%	BBB+	2,050	2,192	5.8%	BBB+
Other industrial	939	936	2.6%	BBB	850	887	2.3%	BBB
Total industrials	$18,496	$18,382	50.5%		$17,857	$19,375	50.8%
Utilities
Electric	$3,430	$3,366	9.2%	A-	$3,256	$3,561	9.4%	A-
Natural gas	580	564	1.6%	A-	566	614	1.6%	BBB+
Other utility	468	469	1.3%	BBB+	459	508	1.3%	BBB+
Total utilities	$4,478	$4,399	12.1%		$4,281	$4,683	12.3%
Total	$36,813	$36,380	100.0%	BBB+	$35,239	$38,103	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		March 31, 2022			December 31, 2021			September 30, 2021			June 30, 2021			March 31, 2021
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$34,434	$34,741	60.0%	$33,540	$36,725	60.5%	$32,444	$35,554	60.0%	$31,394	$34,862	59.8%	$31,323	$34,096	60.4%
2	BBB	19,691	19,574	33.8%	18,684	20,379	33.5%	18,025	19,814	33.4%	17,948	19,896	34.1%	17,402	18,799	33.3%
3	BB	2,821	2,769	4.8%	2,620	2,668	4.4%	2,868	2,952	5.0%	2,575	2,683	4.6%	2,622	2,704	4.8%
4	B	730	720	1.2%	876	863	1.4%	832	822	1.4%	686	678	1.2%	695	669	1.2%
5	CCC	127	92	0.2%	96	79	0.1%	161	137	0.2%	179	159	0.3%	170	145	0.3%
6	In or near default	46	26	—%	57	35	0.1%	17	10	—%	15	9	—%	17	13	—%
	Total	$57,849	$57,922	100.0%	$55,873	$60,749	100.0%	$54,347	$59,289	100.0%	$52,797	$58,287	100.0%	$52,229	$56,426	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	March 31, 2022			December 31, 2021			September 30, 2021			June 30, 2021			March 31, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$538	$537	8.3%	$551	$582	8.4%	$594	$631	9.2%	$623	$667	9.9%	$659	$701	10.7%
Non-agency	445	429	6.6%	469	468	6.8%	571	578	8.4%	700	710	10.5%	877	890	13.4%
Total RMBS	983	966	14.9%	1,020	1,050	15.2%	1,165	1,209	17.6%	1,323	1,377	20.4%	1,536	1,591	24.1%
ABS:
Collateralized loan obligations ("CLOs")	1,659	1,630	25.1%	1,761	1,752	25.4%	1,841	1,838	26.8%	1,722	1,720	25.6%	1,603	1,593	24.2%
ABS, excluding CLOs	2,256	2,116	32.5%	2,263	2,253	32.6%	1,922	1,941	28.3%	1,745	1,762	26.2%	1,553	1,558	23.7%
Total ABS	3,915	3,746	57.6%	4,024	4,005	58.0%	3,763	3,779	55.1%	3,467	3,482	51.8%	3,156	3,151	47.9%
CMBS	1,829	1,786	27.5%	1,790	1,849	26.8%	1,795	1,877	27.3%	1,774	1,869	27.8%	1,774	1,840	28.0%
Total	$6,727	$6,498	100.0%	$6,834	$6,904	100.0%	$6,723	$6,865	100.0%	$6,564	$6,728	100.0%	$6,466	$6,582	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of March 31, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$15,156	$1,082	$1,161	$186	$16,317	$1,268
Canadian government	127	8	15	4	142	12
RMBS	400	15	137	13	537	28
ABS	2,632	139	604	18	3,236	157
CMBS	1,178	40	34	3	1,212	43
U.S. government	1,148	64	27	5	1,175	69
State and political subdivisions	460	42	30	5	490	47
Other foreign government	4,287	218	727	83	5,014	301
Total investment grade securities	$25,388	$1,608	$2,735	$317	$28,123	$1,925

Below investment grade securities:
Corporate	$878	$50	$108	$33	$986	$83
ABS	22	2	9	2	31	4
CMBS	28	2	9	1	37	3
Other foreign government	172	15	102	23	274	38
Total below investment grade securities	$1,100	$69	$228	$59	$1,328	$128
Total fixed maturity securities	$26,488	$1,677	$2,963	$376	$29,451	$2,053

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,135	$86	$946	$51	$5,081	$137
Canadian government	20	1	—	—	20	1
RMBS	132	3	102	4	234	7
ABS	1,747	22	589	6	2,336	28
CMBS	152	2	35	2	187	4
U.S. government	1,513	6	31	2	1,544	8
State and political subdivisions	109	3	28	2	137	5
Other foreign government	2,237	33	724	37	2,961	70
Total investment grade securities	$10,045	$156	$2,455	$104	$12,500	$260

Below investment grade securities:
Corporate	$463	$13	$97	$44	$560	$57
ABS	—	—	13	13	13	13
CMBS	—	—	—	—	—	—
Other foreign government	136	7	75	10	211	17
Total below investment grade securities	$599	$20	$185	$67	$784	$87
Total fixed maturity securities	$10,644	$176	$2,640	$171	$13,284	$347

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Fixed maturity securities available-for-sale:
Change in allowance for credit losses and impairments	$(12)	$(14)	$(1)	$5	$(2)	$(10)
Realized gains on investment activity	11	34	45	53	167	(156)
Realized losses on investment activity	(36)	(13)	(9)	(30)	(13)	(23)
Net gains (losses) on fixed maturity securities available-for-sale	(37)	7	35	28	152	(189)

Net gains (losses) on equity securities	(8)	(6)	8	20	3	(11)
Other impairment losses and change in mortgage loan allowance for credit losses	(2)	4	4	3	18	(20)
Change in fair value of certain limited partnership investments and other, net	26	24	27	32	111	(85)

Free-standing derivatives:
Interest rate swaps - non-hedged	(52)	7	(4)	33	(70)	18
Financial futures	7	(5)	—	(9)	(10)	17
Foreign currency swaps - non-hedged	7	5	3	3	9	(2)
Foreign currency swaps - hedged	4	1	—	—	1	3
Foreign currency forwards - non-hedged	(23)	(9)	(2)	(1)	(8)	(15)
CPI swaps	29	13	12	3	18	11
Credit default swaps	(58)	13	(12)	12	20	(78)
Equity options	—	(15)	3	(11)	(10)	10
Total free-standing derivatives	(86)	10	—	30	(50)	(36)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	(33)	20	21	16	50	(83)
GMXB	14	29	(37)	(17)	18	(4)
Total embedded derivatives	(19)	49	(16)	(1)	68	(87)

Net gains (losses) on total derivatives	(105)	59	(16)	29	18	(123)

Total investment related gains (losses), net	$(126)	$88	$58	$112	$302	$(428)

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
U.S. & Latin America Traditional
Income (loss) before income taxes	$(166)	$(211)	$(126)	$135	$(338)	$172
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(15)	(4)	5	(1)	(6)	(9)
Adjusted operating income (loss) before income taxes	$(181)	$(215)	$(121)	$134	$(344)	$163

U.S. & Latin America Asset-Intensive
Income before income taxes	$20	$93	$106	$163	$60	$(40)
Investment and derivative (gains) losses (1)	46	9	(23)	(32)	68	(22)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	48	(16)	(26)	(15)	(44)	92
GMXB embedded derivatives (1)	(14)	(29)	37	17	(18)	4
Funds withheld (gains) losses - investment income	2	—	—	(2)	1	1
EIA embedded derivatives - interest credited	(17)	(9)	(3)	(3)	(30)	13
DAC offset, net	(10)	26	2	(2)	12	(22)
Non-investment derivatives and other	—	(1)	—	—	—	—
Adjusted operating income before income taxes	$75	$73	$93	$126	$49	$26

U.S. & Latin America Capital Solutions
Income before income taxes	$24	$25	$22	$23	$23	$1
Adjusted operating income before income taxes	$24	$25	$22	$23	$23	$1

Canada Traditional
Income before income taxes	$6	$28	$44	$32	$24	$(18)
Investment and derivative (gains) losses (1)	(1)	2	—	1	—	(1)
Investment income - non-operating FWAI	—	(1)	—	1	(1)	1
Adjusted operating income before income taxes	$5	$29	$44	$34	$23	$(18)

Canada Financial Solutions
Income before income taxes	$13	$5	$—	$4	$6	$7
Adjusted operating income before income taxes	$13	$5	$—	$4	$6	$7

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2022	2021	2021	2021	2021	Quarter
Europe, Middle East and Africa Traditional
Loss before income taxes	$(6)	$(68)	$(91)	$(12)	$(68)	$62
Adjusted operating loss before income taxes	$(6)	$(68)	$(91)	$(12)	$(68)	$62

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$85	$75	$85	$83	$60	$25
Investment and derivative losses (1)	(12)	(5)	(21)	—	(17)	5
Investment income - non-operating FWAI	6	—	(2)	—	(1)	7
Investment (income) loss on unit-linked variable annuities	9	(5)	2	(2)	1	8
Interest credited on unit-linked variable annuities	(9)	5	(2)	2	(1)	(8)
Adjusted operating income before income taxes	$79	$70	$62	$83	$42	$37

Asia Pacific Traditional
Income (loss) before income taxes	$51	$57	$(96)	$(12)	$41	$10
Adjusted operating income (loss) before income taxes	$51	$57	$(96)	$(12)	$41	$10

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(56)	$33	$6	$31	$28	$(84)
Investment and derivative (gains) losses (1)	85	(4)	19	(11)	(9)	94
Non-investment derivatives	(8)	—	—	—	—	(8)
Adjusted operating income before income taxes	$21	$29	$25	$20	$19	$2

Corporate and Other
Income (loss) before income taxes	$(31)	$20	$16	$35	$350	$(381)
Investment and derivative (gains) losses (1)	1	(33)	(41)	(62)	(270)	271
Interest expense on uncertain tax positions	—	(34)	2	3	3	(3)
Non-investment derivatives and other	8	6	(4)	(15)	11	(3)
Adjusted operating income (loss) before income taxes	$(22)	$(41)	$(27)	$(39)	$94	$(116)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Stockholders’ Equity to RGA, Inc. Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

RGA, Inc. stockholders’ equity	$9,182	$13,014	$12,885	$13,444	$12,090
Less effect of AOCI:
Accumulated currency translation adjustments	4	(9)	(50)	(20)	(39)
Unrealized appreciation of securities	(9)	3,701	3,704	4,133	3,113
Pension and postretirement benefits	(50)	(50)	(71)	(72)	(72)
RGA, Inc. stockholders’ equity, excluding AOCI	$9,237	$9,372	$9,302	$9,403	$9,088

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

Book value per share	$137.08	$193.75	$190.60	$197.72	$177.83
Less effect of AOCI:
Accumulated currency translation adjustments	0.06	(0.13)	(0.75)	(0.29)	(0.57)
Unrealized appreciation of securities	(0.13)	55.09	54.80	60.78	45.79
Pension and postretirement benefits	(0.74)	(0.74)	(1.05)	(1.06)	(1.06)
Book value per share, excluding AOCI	$137.89	$139.53	$137.60	$138.29	$133.67

Page 39